Transactions with Related Parties	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Transactions with Related Parties	Transactions with Related PartiesLoans to directors and principal officers, including their immediate families and affiliated companies in which they have a direct or indirect material interest, are considered to be related parties.
Aggregate loan balances with related parties were as follows (in thousands):

2022
Balance, beginning	$73,726
New loans	28,598
Repayments	(5,927)
Balance, ending	$96,397
None of the loans are past due, on nonaccrual status or have been restructured to provide a reduction or deferral of interest or principal because of deterioration in the financial position of the borrower. There were no loans to a related party that were considered classified loans at December 31, 2022 or 2021.
Deposits from related parties at years end 2022 and 2021 were $109,071 and $102,268 (in thousands).